buzztime

# 27TH ANNUAL ROTH CONFERENCE

MARCH 10, 2015


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# Safe Harbor

This presentation contains forward-looking statements which reflect management's current views of future events and operations, including but not limited to statements about our growth plans, product and platform development, new revenue, customer development, improved customer and consumer satisfaction and the number of locations, players and games. These statements are based on current expectations and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include the risks of unsuccessful execution or launch of products, platforms or brands, risks associated with customer retention and growth plans, the impact of alternative entertainment options and technologies and competitive products, brands, technologies and pricing, adverse economic conditions, and the regulatory environment, failure of customer and/or player acceptance or demand for new or existing products, lower market acceptance or appeal of both existing and new products and services by particular demographic groups or audiences as a whole, termination of partnership and contractual relationships and technical problems or outages. Please see NTN Buzztime, Inc.'s recent filings with the Securities and Exchange Commission for information about these and other risks that may affect the Company. All forward-looking statements included in this release are based on information available to us on the date hereof. These statements speak only as of the date hereof and NTN Buzztime, Inc. does not undertake to publicly update or revise any of its forward-looking statements, even if experience or future changes show that the indicated results or events will not be realized.

***We enable brands to deliver a unique digital venue experience so their patrons have a great time and want to come back.***



FOUNDED 1985: CARLSBAD, CA
3K
CUSTOMERS
15K
TV SCREENS
1M
DOWNLOADS
60MM
GAMES PLAYED

# Key Investment highlights

- Providing patron engaging BEOND platform to restaurants & bars
- Delivering transformative BEOND platform increasing installed base from 4%→37%
- Launching new games for core & scaling new revenue streams
- Targeting experience-focused brands
- Proliferating model through Buffalo Wild Wings



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# In Venue & Player Engagement creates "Network Effect"


Venues
150K Restaurants
11B guests/year
Value & Fun
Players
+175MM
player potential
$4 B
Market
Opportunity
buzztime
Customers

BEOND®

powered by buzztime

# A Platform Transformation




TRIVIA
LIVE


Playmaker

| Tablets | Television | Mobile |
| --- | --- | --- |
| Table Side<br>Wall Mounted<br>Many per table | Visual and Social<br>Leader Boards<br>High Visibility Ad platform | Interactive<br>Interact outside of venue |

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# With the BEOND tablet platform, we're targeting specific patrons


TRIVIA
LIVE





| Millennials | Sports Fans | Families |
|---|---|---|
| *"now & fun" crowd* | *"Event" crowd* | *"Easy" crowd* |

# Enabling "personalized" trivia for millennials


Log In/Join

Released first NEW game on platform in 2014

# Engaging games that complement events


HOME
PICKS
CARDS
REWARDS
TEAM MIKE JACKSON
3,700 PTS
KC 1
SF 5
CLE 4
PIT 3
SD 1
OAK 0
CIN 0
BAL 0
BOS
ATL
FINAL
TX 2
AZ 7
FINAL
CIN 3
NYY 6
FINAL
SEA 8
TB 12
KANSAS CITY 1 4 5 SAN FRANCISCO
500 PTS
PICKS
INNING
LEADERS
$3 HAPPY HOUR
LIQUOR / DRAFT / APPS
3:30 PM
MON - FRI
BUFFALO WILD WINGS

Launching in 2015

# Games targeted to kids and families


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NEWBIES - B2
LIVE GAMES
NEWBIES - B2
THE ADORABLES
The Adorables
Aqua Moto Racing 2
The Boomerang Trail
CHIMPACT
Chimpact
Unlimited Gameplay
UNLOCK JUST $2.99
Back
Log In/Join

Began premium rollout with partner in 2014

# Demonstrated through Buffalo Wild Wings

***Buffalo Wild Wings (BWLD)***
***$3.4B market cap as of 2/3/15***

- Installed 530 locations as of Q3'14
- Organic growth with intention to expand to 1700 sites domestically and internationally

*"We've seen these tablets more than double the gaming interactions of guests, which we believe will increase the length of time guests stay in the restaurants and prompt more frequent return visits."*

*Sally Smith*
*CEO Buffalo Wild Wings*

# Go to market focus

**Targeting experience focused brands**

- Higher volume per deal
- Longer sales cycle to get initial pilots
- Pilots lasting up to 6 months to prove model
- Greater upside through monetization

**Continuing independent channel**

- Shorter sales cycles
- Drives Player funnel
- Focused on quality vs. quantity





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# Growing adoption of BEOND tablet platform



99%
63%
1%
37%
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
JACKPOT
TRIVIA

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# Model has in venue growth built in


Ads + Data
Transactional
Developing
Premium
Music & Arcade Transactions
Scaling
NEW Units
Subscription & Hardware
Current
BASE
Subscription & Hardware
Current

# With Integrated & Interactive Ad Platform


FROM THE CREATORS OF THE MATRIX TRILOGY
JUPITER ASCENDING
FEBRUARY 6, 2015
#JupiterAscending
HarvestTruth.org
© 2015 WARNER BROS. ENT. ALL RIGHTS RESERVED

**Inventory with targeted audience, growing footprint**

# Self-service dining


RE ORDER
MY ORDER
FOR STARTERS
WORLD FAMOUS WINGS
FIELD OF GREENS
MAIN EVENT
HOAGIES & SANDWICHES & GRILLED WRAPS
ALL NATURAL ANGUS BEEF FRANKS
WAGYU KOBE BURGERS
NATURAL CUT FRIES
Served with house made chipotle Ketchup.
$4.99
TATOR TOTS
Served with chipotle sour cream.
$4.99
CHIPS & DIP
Fresh fried potato chips served with chipotle sour cream.
$4.99
CHIPS & SALSA
Fresh fried tri color tortilla chips and house made salsa.
$7.99
Pay Check
My Account

In development with partners

# A historic company modernizing for a new era

| Market | Product | Team |
|---|---|---|
| ✓ Industry changing service model | ✓ Jackpot Trivia | ✓ Experienced Mgmt Team |
| ✓ Consumers are expecting it | ✓ Premium Arcade | ✓ Launching new products |
| ✓ Brands are investing | Sports Games | ✓ Focused on Execution |
| | Self-Service Dining | |

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# Thank You

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